Supplement to the
Strategic Advisers® Small-Mid Cap Multi-Manager Fund
April 29, 2017
As Revised October 1, 2017
Summary Prospectus

The Boston Company Asset Management, LLC (TBCAM) is now BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA). As a result, all references to TBCAM are replaced with BNY Mellon AMNA.

Effective December 18, 2017, the redemption fee has been removed.

AMM-SUM-18-01 1.9878688.105	March 9, 2018

Supplement to the
Strategic Advisers® Small-Mid Cap Multi-Manager Fund
Class L and Class N
April 29, 2017
As Revised October 1, 2017
Summary Prospectus

The Boston Company Asset Management, LLC (TBCAM) is now BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA). As a result, all references to TBCAM are replaced with BNY Mellon AMNA.

Effective December 18, 2017, the redemption fee has been removed.

AMM-L-AMM-N-SUM-18-01 1.9878686.105	March 9, 2018